UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              _____________________
                                   FORM 8-K

                  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                      OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported):  November 9, 2001

                        Commission file number:  0000796655
                                ________________
                               ANTS SOFTWARE INC.
               (Exact name of registrant as specified in its charter)

	      Delaware                               13-3054685
(State or other jurisdiction of            (IRS Employer Identification Number)
Incorporation or Organization)



801 Mahler Rd, Suite G, Burlingame, CA                  94010
(Address of principal executive offices)              (Zip Code)

                                 (650) 692-0240
               (Registrant's Telephone Number, including area code)



ITEM 5. Other Events

In March 2001, we were informed that the staff of the Securities and Exchange Commission (the "SEC") was considering recommending to the Commission that an action be brought against us alleging that: (i) we incorrectly identified Mr. Peter Patton as a director in a January 2000 registration statement on form S-8;
(ii) we failed to disclose a 1996-97 attempted involuntary bankruptcy proceeding in our 1999 registration statement on form 10-SB; (iii) we failed to file periodic reports from 1988 to 1999; and (iv) a former director signed a consent in our January 2000 registration statement on form S-8 that should have been
signed by our auditor.   We thereafter made a submission to the staff of the SEC
explaining our position on these matters and explaining why no action should be brought against us.

In August 2001, we reached a tentative agreement with the staff of the SEC to settle the matter by consenting, without admitting or denying the SEC's allegations, to an injunction prohibiting us from future violations of the periodic reporting requirements (item (iii), above).

On November 7, 2001, our counsel received a letter from the staff of the SEC that stated the following:

"This letter is to inform you that the staff of the Securities and Exchange Commission's Office of Enforcement does not intend to bring an enforcement action against your client, Ants Software, Inc. ("Ants") in connection with the issues addressed in the staff's March 8, 2001 Wells letter, as identified more specifically in Ants' Form 10KSB dated March 22, 2001.

The above-referenced investigation, however, has not been terminated. This letter must in no way be construed as indicating that Ants has been exonerated or that no action may ultimately result from the staff's investigation of the above-referenced matter. In addition, the attempted use of this letter as a purported defense in any action that might subsequently be brought against Ants, either civilly or criminally, would be clearly inappropriate and improper since this letter, at most, can mean that as of this date, the staff of the Commission does not regard enforcement action as called for based upon the information it has at this time. Moreover, this conclusion may be based upon various reasons, some of which are irrelevant to the merits of any subsequent action."

The SEC's latest letter apparently supercedes the tentative settlement agreement.




                          SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


	                                    ANTs software inc.


Date:    November 8, 2001 	By:	/s/     Francis K. Ruotolo
                                        Francis K. Ruotolo, Chairman,
                                        Chief Executive Officer and President





Date:     November 8, 2001	By:	    /s/     Kenneth Ruotolo
				            Kenneth Ruotolo
				            Chief Financial Officer and Secretary